Item G.1.b.ii: Instruments defining the rights of the holders of any new or amended class of securities

A copy of the Fund’s Articles Supplementary to the Articles of Incorporation, dated as of October 1, 2024, establishing and fixing the rights and preferences of the Fund’s Series B Mandatorily Redeemable Preferred Shares is attached under Item G.1.b.i.